SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 8, 2004
Date of Report (Date of earliest event reported)

HEARST-ARGYLE TELEVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-14776 (Commission File Number)	74-2717523 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York 10106 (Address of Principal Executive Offices) (Zip Code)

(212) 887-6800 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.    Regulation FD Disclosure.

On November 8, 2004, the Registrant will participate at the Harris Nesbitt Investment Conference. A copy of the Registrant's presentation materials for the Investment Conference is furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

See Item 7.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARST-ARGYLE TELEVISION, INC.

	By:	/s/ JONATHAN C. MINTZER

Jonathan C. Mintzer
Vice President, General Counsel and Secretary
Date: November 8, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Presentation Materials for the Investment Conference.